Execution Version

EIGHTH AMENDMENT TO
CREDIT AGREEMENT
dated as of
September 29, 2014
among
PETROQUEST ENERGY, INC.,
as Parent,
PETROQUEST ENERGY, L.L.C.,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto
____________________________
WELLS FARGO BANK, N.A.,
as Syndication Agent,
and

CAPITAL ONE, N.A.,
as Documentation Agent
____________________________
J.P. MORGAN SECURITIES LLC,
as Lead Arranger

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EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) dated as of September 29, 2014, is among PETROQUEST ENERGY, INC., a Delaware corporation, as the Parent, PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
WHEREAS, the Parent, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 2, 2008, as amended by that certain First Amendment to Credit Agreement dated as of March 24, 2009, that certain Second Amendment to Credit Agreement dated as of September 30, 2009, that certain Third Amendment to Credit Agreement dated as of August 5, 2010, that certain Fourth Amendment to Credit Agreement dated as of October 3, 2011, that certain Fifth Amendment to Credit Agreement dated as of March 29, 2013, that certain Sixth Amendment to Credit Agreement dated as of June 19, 2013 and that certain Seventh Amendment to Credit Agreement date as of March 31, 2014 (as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower; and
WHEREAS, the Borrower has requested, among other things, that (a) the Borrowing Base and Maximum Credit Amount each be increased and (b) the Credit Agreement be further amended as more particularly set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein (including, without limitation, in the preamble and recitals) but not otherwise defined herein has the meaning given such term in the Credit Agreement, including, to the extent the context so requires, after giving effect to the amendments to the Credit Agreement contained in this Eighth Amendment. Unless otherwise indicated, all article and section references in this Eighth Amendment refer to articles and sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Eighth Amendment Effective Date (as defined below) in the manner provided in this Section 2.
2.1    Amendments to Section 1.02.

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(a)    The definition of “Agreement” is hereby amended and restated in its entirety to read in full as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment as the same may from time to time be further amended, modified, supplemented or restated.
(b)    The following definition is added where alphabetically appropriate:
“Eighth Amendment” means the Eighth Amendment to Credit Agreement dated as of September 29, 2014 among the Parent, the Borrower, the Administrative Agent, and the Lenders party thereto.
2.2    Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement effective as of the Eighth Amendment Effective Date.
Section 3.    Redetermination of the Borrowing Base. Subject to the conditions precedent set forth in Section 4 hereof, for the period from and including the Eighth Amendment Effective Date, but until the next Redetermination Date, the Borrowing Base shall be increased to $220,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c), Section 8.16 and Section 9.12(d) of the Credit Agreement. The Lenders and the Borrower agree that the redetermination provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled for on or about September 30, 2014 for purposes of Section 2.07 of the Credit Agreement.
Section 4.    Conditions Precedent. The amendments to the Credit Agreement contained in Section 2 hereof and the increase of the Borrowing Base contained in Section 3 hereof, shall each be effective on the date (the “Eighth Amendment Effective Date”) that each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement:
4.1    Counterparts. Administrative Agent shall have received from each of the Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by Administrative Agent) of this Eighth Amendment signed on behalf of such Persons.
4.2    Fees and Expenses. The Borrower shall have paid to Administrative Agent any and all fees and expenses payable to Administrative Agent or the Lenders pursuant to or in connection with this Eighth Amendment.
4.3    Organization/Existence/Authority Documents. Administrative Agent shall have received such documents and certificates as Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each Guarantor, the authorization of this Eighth Amendment and the transactions contemplated hereby, and any other legal matters relating to the Borrower, the Guarantors and this Eighth Amendment.

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4.4    Execution of New Notes and Return of Existing Notes. The Borrower shall have executed and delivered to Administrative Agent new Notes in favor of The Bank of Nova Scotia and Bank of America, N.A., respectively (each an “Increasing Lender”), in exchange for each surrendered Note of each Increasing Lender in the amounts reflecting the reallocated Maximum Credit Amounts for each Increasing Lender. Each Increasing Lender that has received a Note prior to the Eighth Amendment Effective Date shall return such Note to Administrative Agent for reissuance in order to reflect the reallocated Maximum Credit Amounts; provided that the delivery of such surrendered Notes shall not constitute an additional condition precedent to the effectiveness of this Eighth Amendment.
4.5    Security Instrument Amendments. Administrative Agent shall have received such mortgages (including any amendments to mortgages) duly executed and delivered by Borrower and its Subsidiaries (as applicable), together with such other assignments, conveyances, amendments, agreements, and other writings including, without limitation, UCC-1 financing statements, and tax affidavits, if any, required so that Administrative Agent is reasonably satisfied that the mortgages (including any amendments to mortgages and mortgages previously delivered) create first priority, perfected Liens (subject only to Excepted Liens, but subject to the provisos at the end of such definition) on Oil and Gas Properties comprising at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report for the purposes of establishing the Borrowing Base pursuant to Section 3 hereof, or otherwise as requested by Administrative Agent to reflect the amendments contained in this Eighth Amendment.
4.6    Other Documents. Administrative Agent shall have received such other documents as Administrative Agent or counsel to Administrative Agent may reasonably request.
4.7    No Default/No Event of Default/No Borrowing Base Deficiency. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
Administrative Agent is hereby authorized and directed to declare this Eighth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 4. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Lenders’ Applicable Percentage. Effective as of the Eighth Amendment Effective Date, each Lender’s Applicable Percentage and Maximum Credit Amount is as set forth on Annex I attached hereto. After giving effect to this Eighth Amendment and any Loans made on the Eighth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Eighth Amendment) of all Loans shall advance new Loans which shall be disbursed to Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, including all Letters of Credit outstanding on the date of this Eighth Amendment, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Eighth Amendment), and (c) such other adjustments shall be made as Administrative Agent shall specify so that the outstanding Loans applicable to each Lender equals its Applicable Percentage (after giving effect to this Eighth Amendment) of the

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aggregate outstanding Revolving Credit Exposure of all Lenders. Borrower shall pay to Administrative Agent any break funding payments required under Section 5.02 of the Credit Agreement that may be due as a result of the foregoing reallocation.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Eighth Amendment, shall remain in full force and effect following the effectiveness of this Eighth Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Eighth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect has occurred.
6.3    Loan Document. This Eighth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
6.4    Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    NO ORAL AGREEMENT. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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6.6    GOVERNING LAW. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7    Payment of Expenses. The Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
6.8    Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.

BORROWER:    PETROQUEST ENERGY, L.L.C.
/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

PARENT:    PETROQUEST ENERGY, INC.
/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

GUARANTOR:    TDC ENERGY LLC
/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

[SIGNATURE PAGE TO PETROQUEST EIGHTH AMENDMENT]

ADMINISTRATIVE AGENT:    JPMORGAN CHASE BANK, N.A.

AND LENDER	individually, as a Lender, as Administrative Agent and as Issuing Bank

By: /s/ Jo Linda Papadakis
Jo Linda Papakis,
Authorized Officer

[SIGNATURE PAGE TO PETROQUEST EIGHTH AMENDMENT]

LENDER:                    WELLS FARGO BANK, N.A.

By: /s/ Brett A. Steele
Name: Brett Steele,
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST EIGHTH AMENDMENT]

LENDER:                    CAPITAL ONE, N.A.

By: /s/ Christopher Kuna
Name: Christopher Kuna,
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST EIGHTH AMENDMENT]

LENDER:    IBERIABANK
By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman,
Title: Executive Vice President

[SIGNATURE PAGE TO PETROQUEST EIGHTH AMENDMENT]

LENDER:                    BANK OF AMERICA, N.A.

By: /s/ Raza Jafferi
Name: Raza Jafferi
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST EIGHTH AMENDMENT]

LENDER:                    THE BANK OF NOVA SCOTIA

By: /s/ Alan Dawson
Alan Dawson,
Director

[SIGNATURE PAGE TO PETROQUEST EIGHTH AMENDMENT]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	20.588235290%	$35,000,000
Wells Fargo Bank, N.A.	17.647058820%	$30,000,000
Capital One, N.A.	17.647058820%	$30,000,000
Iberiabank	17.647058820%	$30,000,000
Bank of America, N.A.	13.235294120%	$22,500,000
The Bank of Nova Scotia	13.235294120%	$22,500,000
TOTAL	100.00%	$170,000,000

ANNEX I